SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 13, 2001

                              FINITY HOLDINGS INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                   [001-13749]

                            (Commission File Number)

                                   11-3210792

                        (IRS Employer Identification No.)

                          PMB 191-2343 Shattuck Avenue
                           Berkeley, California                  94704
               (Address of Principal Executive Offices)       (Zip Code)

        Registrant telephone number, including area code: (510) 666-1214

                             1157 North Fifth Street

                              Abilene, Texas 79601

          (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  OTHER EVENTS

         On July 13, 2001, The United States District Court for the Southern District of California filed an Order Granting Defendant's Motion to Dismiss with Prejudice for Failure to Prosecute in the case of Eric Grant v. Douglas R. Baetz, Glenn M. Gallant, Columbia Capital Corp., First Indecent Computers and Does 1-100, Case No. 00-CV01527-J(BEN). Finity Holdings, Inc. was a party to this litigation as a successor in interest to Columbia Capital Corporation. Pursuant to the terms of the Order, Plaintiff's class action lawsuit was dismissed with prejudice based upon the failure to prosecute and plaintiff's inaction and failure to comply with the Court's Order to serve an amended complaint upon the defendants by March 23, 2001. A complete copy of the court proceedings, including but not limited to the, Order Granting Motion to Dismiss with Prejudice for Failure to Prosecute, can be obtained by contacting Gary K. Jennings, the interim President of the Company at (510)666- 1214 to GaryKJennings@msn.com.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 30, 2001                       FINITY HOLDINGS INC.
                                             (Registrant)

                                             By: /s/ Gary K. Jennings
                                             --------------------
                                                     Gary K. Jennings
                                                     Interim President